Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Sandra Y. Campos, and I, Robyn D'Elia, each certify to the best of our knowledge, based upon a review of the report on Form 10-Q for the quarter ended December 31, 2024 (the “Report”) of the Registrant, that:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 10, 2025

By:	/s/ Sandra Y. Campos
Sandra Y. Campos
Chief Executive Officer and President

By:	/s/ Robyn D'Elia
Robyn D'Elia
Chief Financial Officer and Treasurer